As filed with the Securities and Exchange Commission on January 23, 2002
                                                 Registration No. 333-
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                               -------------------

                                  Praxair, Inc.
             (Exact name of registrant as specified in its charter)


                Delaware                                 06-124-9050
      (State or other jurisdiction         (I.R.S. Employer Identification No.)
    of incorporation or organization)



                              39 Old Ridgebury Road
                             Danbury, CT 06810-5113
                    (Address of Principal Executive Offices)
                               -------------------

                             The Savings Program for
                           Employees of Praxair, Inc.
                                       and
                       Participating Subsidiary Companies


                             The Savings Program for
                     Employees of Praxair Puerto Rico, Inc.
                                       and
                         its Participating Subsidiaries


                            (Full title of the plan)
                               -------------------
                                David H. Chaifetz
                  Vice President, General Counsel and Secretary
                                  Praxair, Inc.
                              39 Old Ridgebury Road
                             Danbury, CT 06810-5110
                     (Name and address of agent for service)
                                 (203) 837-2000
          (Telephone number, including area code, of agent for service)
                               -------------------
                                    Copy to:
                              W. Leslie Duffy, Esq.
                             Cahill Gordon & Reindel
                                 80 Pine Street
                             New York, NY 10005-1702
                               -------------------

                         CALCULATION OF REGISTRATION FEE
=================================================================================================================
Title of Securities to be     Amount to be       Proposed Maximum         Proposed Maximum          Amount of
        Registered           Registered (1)     Offering Price Per       Aggregate Offering      Registration Fee
                                                    Share (2)                Price (2)                 (2)
-----------------------------------------------------------------------------------------------------------------
Common Stock,
   $ 0.01 par value (3)     4,000,000 shares         $49.175              $196,700,000.00           $18,096.40
=================================================================================================================

(1) This Registration Statement registers an additional 4,000,000 shares of Common Stock for which registration statements filed on this form relating to the Savings Plans (as defined hereafter) are already effective. Praxair, Inc. ("Praxair" or the "Registrant") previously registered 4,000,000 shares of Common Stock on June 16, 1992 (File No. 33-48478), an additional 4,000,000 shares of Common Stock on December 12, 1994 (File No. 33-87284) pursuant to The Savings Program for Employees of Praxair, Inc. and Participating Subsidiary Companies and The Savings Program for Employees of Praxair Puerto Rico, Inc. and its Participating Subsidiaries (collectively, the "Savings Plans"). Praxair will have an aggregate of 12,000,000 shares of Common Stock registered pursuant to the Savings Plans upon the effectiveness of this Registration Statement.

(2) Estimated solely for purposes of calculating the registration fee in accordance with Rule 457(c) and (h) under the Securities Act of 1933, as amended (the "Securities Act"). The offering price is based upon the average of the high and low prices for the Registrant's Common Stock reported on the New York Stock Exchange Composite Transactions on January 18, 2002.

(3)  Also includes the Common Stock Purchase Rights associated therewith.

In addition, pursuant to Rule 416(c) under the Securities Act, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.

================================================================================

                                Explanatory Note

     Praxair, Inc. ("Praxair" or the "Registrant") is filing this Registration Statement to register an additional 4,000,000 shares of its Common Stock, for which registration statements filed on Form S-8 relating to the Savings Plans, are already effective. Accordingly, pursuant to General Instruction E of Form S-8, the registration statements on Forms S-8 (File Nos. 33-87274 and 33-48478) filed with the Securities and Exchange Commission on December 12, 1994 and June 16, 1992, respectively, and Post-Effective Amendment No. 1 to File No. 33-87274 filed on Form S-8 on April 18, 1996 are hereby incorporated by reference, except to the extent superceded hereby. This Registration Statement should also be considered Post-Effective Amendment No. 2 to those registration statements and amendment.

                                     PART I

                              INFORMATION REQUIRED
                           IN SECTION 10(a) PROSPECTUS


     As permitted by Rule 428 under the Securities Act of 1933, as amended (the "Securities Act"), the information required by Part I of Form S-8 is not being included in this Registration Statement (by incorporation by reference or otherwise).


                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 3. INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE.

     The following documents have been filed by the Registrant with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and are hereby incorporated by reference:

     (1) Annual Report on Form 10-K for the fiscal year ended December 31, 2000 which contains audited financial statements for the most recent year for which such statements have been filed;

     (2) Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2001, June 30, 2001 and September 30, 2001;

     (3) Current Reports on Form 8-K filed on September 24, 2001, July 24, 2001 and March 2, 2001;

     (4) Registration Statement on Form S-8 (registration no. 33-48478) filed on June 16, 1992;

     (5) Registration Statement on Form S-8 (registration no. 33-87274) filed on December 12, 1994;

     (6) Post-Effective Amendment No. 1 to Registration Statement on Form S-8 (registration no. 33-87274) filed on April 18, 1996; and

     (7) Annual Reports for the Savings Plans on Forms 11-K for the fiscal year ended December 31, 2000 which contain audited financial statements for the most recent year for which such statements have been filed.

     All documents filed by Praxair with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this registration statement and prior to the termination of the offering of the Common Stock offered hereby shall be deemed to be incorporated by reference herein and to be a part hereof from the date any such document is filed.

     Any statements contained in a document incorporated by reference herein shall be deemed to be modified or superseded for purposes of this registration statement to the extent that a statement contained in this registration statement or in any other subsequently filed document which also is incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed to constitute a part of this registration statement except as so modified or superseded.

ITEM 4. DESCRIPTION OF SECURITIES.

     The description of the Registrant's Common Stock to be offered pursuant to this registration statement has been incorporated by reference into this registration statement as described in Item 3 of this Part II.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL.

     Not applicable.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Not applicable.

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED.

     Not applicable.

ITEM 8. EXHIBITS.

     5.1  Opinion of Cahill Gordon & Reindel

     23.1 Consent of PricewaterhouseCoopers LLP

     23.2 Consent of Cahill Gordon & Reindel (included in Exhibit 5.1)

     24.1 Power of Attorney (included on the signature page to this Registration Statement)

ITEM 9. UNDERTAKINGS.

     Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act, Praxair, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Danbury, State of Connecticut, on the 22nd day of January, 2002.


                               PRAXAIR, INC.


                               By: /s/ James S. Sawyer
                                   ---------------------------------------------
                                  Name:    James S. Sawyer
                                  Title:   Vice President and Chief
                                           Financial Officer (on behalf of
                                           Praxair, Inc. as Principal
                                           Financial Officer)

                                   SIGNATURES

     Each person whose signature appears below appoints David H. Chaifetz as his or her attorney-in-fact and agent, with full power of substitution and resubstitution, to sign and file with the Securities and Exchange Commission any amendments to the Registration Statement (including post-effective amendments), any registration statement permitted under Rule 462(b) under the Securities Act and any amendments thereto and to file with the Securities and Exchange Commission one or more supplements to any prospectus included in any of the foregoing, and generally to do anything else necessary or proper in connection therewith.

     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                                   Title                                            Date

 /s/ Dennis H. Reilley                      Chairman of the Board, President and Chief       January 22, 2002
---------------------------------           Executive Officer (Principal Executive Officer)
Dennis H. Reilley

 /s/ George P. Ristevski                    Vice President and Controller                    January 22, 2002
---------------------------------           (Principal Accounting Officer)
George P. Ristevski

 /s/ Alejandro Achaval                      Director                                         January 22, 2002
---------------------------------
Alejandro Achaval

 /s/ Dale F. Frey                           Director                                         January 22, 2002
---------------------------------
Dale F. Frey

 /s/ Claire W. Gargalli                     Director                                         January 22, 2002
---------------------------------
Claire W. Gargalli

                                            Director
---------------------------------
Ronald L. Kuehn, Jr.

 /s/ Raymond W. LeBoeuf                     Director                                         January 22, 2002
---------------------------------
Raymond W. LeBoeuf

 /s/ Benjamin F. Payton                     Director                                         January 22, 2002
---------------------------------
Benjamin F. Payton

 /s/ G. Jackson Ratcliffe, Jr.              Director                                         January 22, 2002
------------------------------------
G. Jackson Ratcliffe, Jr.

 /s/ Wayne T. Smith                         Director                                         January 22, 2002
---------------------------------
Wayne T. Smith

 /s/ H. Mitchell Watson, Jr.                Director                                         January 22, 2002
---------------------------------
H. Mitchell Watson, Jr.

 /s/ William A. Wise                        Director                                         January 22, 2002
---------------------------------
William A. Wise


                                   SIGNATURES


     Pursuant to the requirements of the Securities Act, the trustees have duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Danbury, State of Connecticut, on the 22nd day of January, 2002.

                          THE SAVINGS PROGRAM FOR EMPLOYEES OF PRAXAIR, INC. AND PARTICIPATING SUBSIDIARY COMPANIES


                          By: /s/ James S. Sawyer
                              ---------------------------------------------
                             Name:    James S. Sawyer
                             Title:   Member of the Administrative Committee

     Pursuant to the requirements of the Securities Act, the trustees have duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Gurabo, Puerto Rico, on the 23rd day of January, 2002.


                          THE SAVINGS PROGRAM FOR EMPLOYEES OF PRAXAIR PUERTO RICO, INC. AND ITS PARTICIPATING SUBSIDIARIES


                          By: /s/ James J. Kelly
                             ----------------------------------------------
                             Name:    James J. Kelly
                             Title:   President, Praxair Puerto Rico, Inc.

EXHIBIT INDEX


Exhibit
Number               Exhibit

5.1  Opinion of Cahill Gordon & Reindel

23.1 Consent of PricewaterhouseCoopers LLP

23.2 Consent of Cahill Gordon & Reindel (included in Exhibit 5.1)

24.1 Power of Attorney (included on the signature page to this Registration Statement)

                                                                     Exhibit 5.1

                     [LETTERHEAD OF CAHILL GORDON & REINDEL]

January  23, 2002


                                                                  (212) 701-3000

Praxair, Inc.
39 Old Ridgebury Road
Danbury, CT 06810-5110


                     Re: Praxair, Inc.
                         Registration Statement on Form S-8
                         ----------------------------------

Ladies and Gentlemen:

     We have acted as special counsel to Praxair, Inc., a Delaware company (the "Company"), in connection with its registration statement on Form S-8 (the "Registration Statement") filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to up to 4,000,000 additional common shares, par value $0.01 per share (the "Common Stock"), of the Company which are issuable under the Company's Savings Program for Employees of Praxair, Inc. and Participating Subsidiary Companies and The Savings Program for Employees of Praxair Puerto Rico, Inc. and its Participating Subsidiaries (collectively, the "Savings Plans").

     We advise you that, in our opinion, upon the issuance of Common Stock in accordance with the terms of the Savings Plans and receipt by the Company of the consideration for such shares in accordance with the terms of the Savings Plans, the Common Stock so issued will be validly issued, fully paid and non-assessable.

     We hereby consent to the filing of this opinion with the Securities and Exchange Commission as an exhibit to the Registration Statement.

                                       Very truly yours,

                                       /s/ Cahill Gordon & Reindel
                                       ----------------------------
                                       CAHILL GORDON & REINDEL

                                                                    Exhibit 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 8, 2001, except as to Note 9, which is as of February 21, 2001 relating to the financial statements, which appears in the 2000 Annual Report to Shareholders of Praxair, Inc., which is incorporated by reference in Praxair, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000.

We also consent to the incorporation by reference in this Registration Statement of our reports dated June 11, 2001 relating to the financial statements, which appear in the Annual Reports of The Savings Program for Employees of Praxair, Inc. and Participating Subsidiary Companies and The Savings Program for Employees of Praxair Puerto Rico, Inc. and its Participating Subsidiaries on Forms 11-K for the year ended December 31, 2000.



/s/ PricewaterhouseCoopers LLP

Stamford, Connecticut
January 23, 2002